Investor Presentation Third Quarter 2014 Exhibit 99.1

These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve and/or maintain profitability, significant cyclical fluctuations in our customers’ businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials, and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently these forward-looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. These slides include certain non-GAAP financial measures as defined by the rules and regulations of the Securities and Exchange Commission. A reconciliation of those measures to the most directly comparable GAAP equivalent is provided in the Appendix to this presentation as well as a glossary of non-GAAP definitions. Forward-looking Statements 2

Materion: Who We Are We are a global leader in advanced material solutions and services that enable our customers to excel in their markets while making a material difference in improving our world. 3

Why Invest in Materion? G O A L N E X T 3 Y E A R S : Sustained growth >15% EPS CAGR Positive impact from 2013 initiatives 1 Strategy for sustained, profitable growth • Pathway for additional cost and working capital improvements 5 Strong positions in growing markets • High barriers to entry 2 Promising new product launches 3 4 Solid cash flow  organic growth, acquisitions, dividends, share buybacks 4

Materion at a Glance 5 Adjusted EPS(1) $1.55 – $1.70 Market cap @ 9/30/14 ~$640M Debt-to-capitalization 5% Operating Cash Flow $50M Dividend yield ~1% Revenues ~ $1.1B Value-added sales ~ $0.65B 2014(F) 7.5 EV / EBITDA (1) Non-GAAP, excludes special items

W H A T W E D O Materion: Mission Critical Advanced Materials Consumer Electronics 28% Industrial Components 14% Medical 13% Automotive Electronics 9% Energy 8% Telecom infrastructure 7% A Balanced Portfolio (Third Quarter 2014) 6 Performance Metals & Composites Advanced Materials Precision Coatings

2014: Entering a Phase of Renewed Profitable Growth Consolidation and product rationalization Sharpened execution, renewed profitable growth 2002 2012 / 2013 Today Transformation: Growth in new markets and technologies 7

Materion: The Transformation GDP growth Multiples of GDP Limited markets Broader market opportunities Low margin Higher margin High infrastructure Efficient infrastructure High fixed and working capital Lower capital intensity Slow cash to cash cycle Faster cash cycle Faster growth – Higher margins – Stronger balance sheet 8

A C T I O N S I N 2 0 1 2 a n d 2 0 1 3 A Solid Foundation for the Future Consolidations and product rationalizations • Closed three facilities • Consolidated four precious metals facilities into two • Eliminated low margin product lines • Realigned segment headquarters structure • Consolidated three precision optics operations into two Completed new plant • New beryllium plant operating – end of start-up costs Adds over $0.30 to EPS in 2014 9

$1.10 2013 2014(F) $1.55 – $1.70 Clear Evidence Materion is on Track in 2014 Guidance – A Strong Year(1) Operating Margins Up Sharply(2) (Adjusted EPS) (Op. Profit % of Value-added Sales) 5% 8% 2013 2014(F) 10 (1) Non-GAAP results exclude non-recurring costs in 2013 of $0.16 and non-recurring gains of $0.17 in 2014 (2) Excludes non-recurring items

Why Invest in Materion? Positive impact from 2013 initiatives 1 Strategy for sustained, profitable growth • Pathway for additional cost and working capital improvements 5 Strong positions in growing markets • High barriers to entry 2 Promising new product launches 3 4 G O A L N E X T 3 Y E A R S : Sustained growth in value-added sales of 5%-10% CAGR Solid cash flow  organic growth, acquisitions, dividends, share buybacks 11

Secular Market Trends Play to our Strengths Key Trends • Miniaturization of electronics • Additional electronic instruments for autos, aircraft • Advancements in lighting (LED) • Expanding high performance optical device opportunities • Innovation in medical diagnostics • Extraction of oil and gas from previously inaccessible locations • New aircraft builds and retrofits Characteristics of our Materials Conductivity Corrosion resistance Weight savings (lighter) Wavelength Management Heat resistance Lubricity Reliability Durability Miniaturization Strength 12

Well-positioned with Leading Global Positions

Key Differentiated Products

	Product	Percent of Value-added Sales (2013)	Expected Annual Growth Next 3-5 Years
	Leading supplier of beryllium-containing products	~42%	↑↑
	Leading supplier of gold for semi-conductor fabrication	~20%	↑
	Only supplier of unique copper-nickel-tin materials, ToughMet®	~8%	↑↑
	Leading supplier of high-end optical coatings	~11%	↑↑
	Leading supplier of specialty coating test strips for medical diagnosis	~6%	↑↑

↑ Single digit growth ↑↑ Double digit growth

MATERION

13

A C L O S E R L O O K Evolving Potential from Beryllium Supply Shortage Materion – leading position in beryllium market • Only global integrated producer – over 75 years of proven reserves in Utah – supplies over 60% of world needs • Over 40% of company sales include beryllium in some form Signs of shortage ahead • U.S. government stockpile down 50% since 2009 • Global sources depleting – no future congressional authorizations for stockpile sales • Materion positioned to support world demand • Significant incremental profit potential 14

Why Invest in Materion? G O A L N E X T 3 Y E A R S : New Product Sales >10% Annually Positive impact from 2013 initiatives 1 Strategy for sustained, profitable growth • Pathway for additional cost and working capital improvements 5 Strong positions in growing markets • High barriers to entry 2 Promising new product launches 3 4 Solid cash flow  organic growth, acquisitions, dividends, share buybacks 15

Wide Range of Strategic Investments… New Wafer Coating Facility New Optics Facility Increased Capacity LED Phosphor ToughMet® Capacity Expansion Expanded Beryllium Hydroxide Capacity Singapore Expansion 16

… Driving Record Number of New Product Launches

Examples of New Products

Gesture Controls



LED Phosphorous



Wafer Level Processing



ToughMet® Oil & Gas



Bulk Metallic Glass (Liquidmetal)



Dovetail Connectors



Sales Growth


50%
50%
New products
Existing products

New products last 3 years ~$50M of 2013 sales – up 60% vs. 2012

MATERION
17

Why Invest in Materion? G O A L N E X T 3 Y E A R S : Operating cash flow >$50 million Positive impact from 2013 initiatives 1 Strategy for sustained, profitable growth • Pathway for additional cost and working capital improvements 5 Strong positions in growing markets • High barriers to entry 2 Promising new product launches 3 4 Solid cash flow  organic growth, acquisitions, dividends, share buybacks 18

Continue to Improve Fixed and Working Capital Efficiency Lean Sigma • Cycle time reduction • Yield improvement • On-time shipments Improve Working Capital Efficiency Working capital % of sales 41% 31% < 25% 2002 2013 3-5 Year Target Each 5% reduction in working capital as a % of sales = $60M cash 19

Disciplined Capital Deployment Going Forward Return Cash to Shareholders • Share repurchase - $50M authorization • Dividends – increased 6% in 2014 Capex Below Depreciation • Invest in facilities • Invest in new products Growth • Organic • Selective tuck-in acquisitions 20 35% Debt & Shareholder 65% Growth

Why Invest in Materion? G O A L N E X T 3 Y E A R S : ROIC > 2% over cost of capital Positive impact from 2013 initiatives 1 Strategy for sustained, profitable growth • Pathway for additional cost and working capital improvements 5 Strong positions in growing markets • High barriers to entry 2 Promising new product launches 3 4 Solid cash flow  organic growth, acquisitions, dividends, share buybacks 21

Continuing to Execute Three Point Strategy Grow and Diversify Revenue Expand Margins Improve Capital Utilization • New products • Asia expansion • Strategic acquisitions • Higher margin products • Cost reductions • Disciplined pricing • Lean sigma • Improve working capital efficiency 1 2 3 Creating Shareholder Value 22

Financial Goals Next 3 – 5 Years 2013 Next 3–5 years Value-added sales growth (1%) 5% –10% annually Value-added sales $609M $750M - $981M Margins (OP % VA)(1) 5% 9% –12% ROIC 5% >2% over cost of capital Operating Cash Flow $76M >$50M Working capital % sales 31% <25% Debt-to-capitalization 13% <30% Acquisition Investment N/A $50M – $100M annually EPS(2) $1.10 >$3.00 23 (1) Excludes non-recurring items (2) Non-GAAP, excludes special items

2014 Key Milestones Targets Value-added sales growth >6% Expanding operating margins 200 bps Beryllium plant at production >15,000 lbs./qtr. Operating Cash Flow >$50M Benefit from facility consolidations >$0.30 EPS 24

Appendix

Higher Operating Margin Targets A-1 GAAP Margin Value-added Margin Gross Profit 16% – 18% 35% – 40% Operating Profit 3% – 5% 9% – 12% Removing High Value Metals Clarifies Margins 3-5 Year Target

Top Key Markets  76% of Sales, All with Strong Tailwinds Market YTD Q3 2014 % of Value-added Sales Macro Trends Key Drivers Consumer Electronics 28% • Smart device growth • Gesture control Industrial Components 14% • Heavy equipment builds • Plastic tooling • Fire protection (R and C construction) Medical 12% • Blood analysis test coating for medical diagnosis • Nuclear diagnostics equipment Automotive Electronics 9% • Increasing global car production • Electronic systems and engine control Energy 8% • Deep sea drilling and completion • Directional drilling • Solar, batteries & smart grid devices Commercial Aerospace 4% • Boeing and Airbus new builds • Retrofits Total 75% A-2

Strong Cash Flow and Balance Sheet Cash Flow Balance Sheet 2014(F) 2014(F) operating cash flow Average annual cash flow last 5 years $50M ~$50M Total Capitalization Debt 5% A-3

A Strong Record of Synergistic Acquisitions A-4 Impact Acquisitions 2005-2012 Add complementary products / technology Expand market position OMC – shield kit cleaning – 2005   TFT – thin film coatings – 2005   CERAC – inorganic chemicals – 2006   Techni-Met – thin film coatings – 2008   Barr – thin film coatings – 2009   Academy – precious metals – 2010   EIS Optics – thin film coatings – 2011   AMC – metal matrix composites - 2012  

High Value-added Business Model A-5 Identify high growth secular markets Target the fastest growing niches of those markets Expand with innovative products Add synergistic acquisitions Ensure financial discipline 01 02 03 04 05

Four Segments in Growth Markets A-6 (1) % of value-added sales Segment Q3 2014 % of Value- added Sales Key Products Q3 2014 Operating(1) Profit Advanced Material Technologies 43% • Precious, non-precious and specialty metal products 11% Performance Alloys 40% • Strip and bulk products, beryllium hydroxide 10% Beryllium and Composites 11% • Beryllium-based metals, composites 6% Technical Materials 6% • Specialty strip metal products 15%

Building Lasting Customer Relationships Deep relationships Higher margin High barriers to competition Our Customer Model Advantages Identify customer technical challenge Solution Collaborate Loyalty Depth of Relationship P ro fi ta b il it y A-7

Materion Value-added Sales by Market A-8 Q3-2014 - $165.6M OP% of Value-added Sales 11% Telecom Infrastructure 7% Defense 6% Energy 8% Medical 13% Services 5% Commercial Aerospace 4% Science 2% Appliance 2% Other 2% Automotive Electronics 9% Industrial Components 14% Consumer Electronics 28%

Value-added Sales by Segment A-9 Q3-2014 - $165.6M OP% of Value-added Sales 11% Beryllium & Composites 11% Performance Alloys 40% Advanced Material Technologies 43% Technical Materials 6%

Value-added Sales: Advanced Material Technologies A-10 Telecom Infrastructure 4% Defense 6% Energy 4% Medical 24% Science 2% Industrial Components 7% Consumer Electronics 42% Services 10% Q3-2014 - $71.2M OP% of Value-added Sales 11% Automotive Electronics 1%

Value-added Sales: Performance Alloys A-11 Telecom Infrastructure 10% Automotive Electronics 13% Commercial Aerospace 9% Other 4% Appliance 5% Industrial Components 22% Consumer Electronics 22% Energy 15% Q3-2014 - $66.7M OP% of Value-added Sales 10%

Value-added Sales: Beryllium and Composites A-12 Other 7% Defense 29% Medical 27% Science 11% Industrial Components 18% Q3-2014 - $17.9M OP% of Value-added Sales 6% Telecom Infrastructure 8%

Value-added Sales: Technical Materials A-13 Other 10% Automotive Electronics 56% Consumer Electronics 22% Energy 12% Q3-2014 - $9.8M OP% of Value-added Sales 15%

Core Technologies A-14 1 High purity gold and silver for industrial applications 2 Powder science and processing (vacuum, hot and cold isostatic pressing, press / sinter) … metal, ceramic and chemical 3 Full metal processing technology (melting, casting, rolling, extrusion) 4 Selective electroplating 5 Precision optical filters and coating technology 6 Thin film large area coating 7 Numerous “specialties” … cladding, electron beam welding, diffusion bonding 8 Shield kit cleaning 9 Chemical synthesis 10 Amorphous metals / bulk metallic glass (liquid metals)

New Product and Technology Development • Expanded shield kit cleaning services – including new technology to improve precious metal returns • Materials for high brightness LEDs • Specialty inorganic compounds for thin film solar panels (solar, security) • High purity metals and chemicals for semiconductor and display applications • Next generation memory and thin film head materials A-15 Materials and Services Advanced Material Technologies

New Product and Technology Development • Thin film vapor deposited electrodes for medical diagnostics • Precision optical thin film coatings (specialty filters) • Large area format serving astronomy, space, science • Multi-hyper – spectral array filters • Patterned medical large area coatings capabilities A-16 Coatings Advanced Material Technologies (cont.) Packaging • RF packages for the latest infrastructure technology (3G and 4G)

New Product and Technology Development

Performance Alloys

- ToughMet® alloy "strip" for high volume bearing applications
- BrushForm 158 "strip" for cell phone camera suspension applications
- ToughMet® alloy "wire" for next generation cell phone camera suspension applications
- ToughMet® alloy "bulk" with enhanced impact toughness
- ToughMet® "alloy "sheet" for vehicle gearboxes
- "Next generation" alloy for oil & gas




Beryllium and Composites

- Nearer net shape fabrication (hot isostatic pressing)
- Truextent™ speaker diaphragms
- Investment casting
- Amorphous metals / bulk metallic glass
- SupremEX™ aluminum metal matrix composites
- Improved foils for x-ray windows
- Durox® alumina ceramics



Technical Materials

- Hybrid & electric vehicle battery components
- Power electronics
- Smart grid meters


HYBRID

MATERION

A-17

I/O Connector Contacts Battery Contacts Internal Antenna Contacts Grounding Clips and Audio Jacks Micro Mezzanine Connectors for LCD Screen Internal Electronics and LED • Thin film materials – power amplifiers, LED, SAW and BAW devices, filters, and ICs • Hermetic solutions for SAW • Refining / recycling • Precision parts cleaning Other Smart Phone Applications: • Circuit board and IC inspection • RoHS compliance assurance • Cellular infrastructure with high power RF packaging Internal Electronics • Precursor materials for GaAs wafer production Applications: Smart Phones Voice Coil Motor (auto focus lens stabilizer) A-18

Avionics / Electrical Systems Airframe Structure Landing Gear Attachments Flight Control Mechanisms Horizontal Stabilizer & Rudder Attachments Hydraulic Systems Fuel Systems Wing Attachments Doors & Hatches Landing Gear Components Flight Attendant Jumpseat Spring Safety Slide Mechanism Other Aerospace Applications: • Baggage inspection • Nondestructive evaluation (cracked component detection) Applications: Aerospace A-19 Engine and Pylon Attachments

Under Water Wellhead Equipment Directional Drilling Equipment • Measuring While Drilling (MWD) • Logging While Drilling (LWD) • Mud Pulse Telemetry (MPT) systems Drill Bits Structural Rig Components Wellhead Control Equipment Other Oil & Gas Applications: • Artificial lift equipment • Elemental analysis • Down hole x-ray inspection • Remote operated vehicles, blow out preventers, hydraulic actuators, control fluid couplings Applications: Oil & Gas A-20

Cardiac Rhythm Management • Electronic interconnects / components • Niobium / titanium electron beam weld Insulin Pump • EMI shielding and grounding • Electrical terminals in connectors Seizure Control • Thin film deposition implantable electrode – Parkinson's disease (R&D) External glucose analysis • Subcutaneous sensors for glucose measurement Subcutaneous Glucose Analysis • Thin film coatings – electrode monitoring device Radiation Therapy – Neutron Reflectors X-Ray Mammography Other Medical Applications: • DNA sequencing optics • CT scan • Diagnostic x-rays • Advanced drug delivery components • Diagnostic electronic components • Anesthesia monitoring components • Operating instruments • Medical radioisotopes (production reactors) • RF connectors for MRI equipment, communication devices • RF connectors for portable diagnostic / therapeutic equipment Applications: Medical Battery Contacts for Hearing Aids A-21

Applications: Automotive Electronics


Auto Dimming Mirror Connectors
On Board Telematics
Air Bag Sensors
Turn Signal and Emergency Flasher Relays
Camera Optics
Mirror & Windshield Electronic Connections
Night Vision Optics
Lithium Ion Battery Interconnects
Speed Control Optics
Engine Efficiency Oxygen Sensors
Fuel Pump and Fuel Level Sensors
Start-Stop System
Hybrid Vehicle Motor & Module Connectors
Battery Management Resistors
Engine Ignition and Control Modules
Window and Door Switches
ABS Leadframes
Battery & Relay Control Modules
Electronic Power Steering Modules
Navigation System Contacts
Lamp Socket Connectors
Battery Terminals

MATERION
A-22

Applications: Defense • Infrared Sensors for fighter jet and UAV optical targeting • Electronic packaging for defense avionics, radar and electronic countermeasure systems • Structural and electronic components for satellites • X-ray windows in security imaging systems • Laser protection optical coatings • Night vision system optics A-23

Applications: Telecommunications Infrastructure Base Stations • Coaxial connectors • High power amplifiers Local Area Networks • Shielding • Modular jacks • PCB sockets • Processor sockets Other Telecommunications Infrastructure Applications • Undersea repeater housings A-24

Technology: Amorphous Silicon (a-Si, tandem and multi-junction) Thin Film (PVD) Materials Silicon based photovoltaic cells • Front and back contact layers • TCO Transparent conductive oxide layers Technology: Cadmium Telluride (CdTe) Thin Film (PVD) Materials • Cadmium based solar cell architecture. N and P type cadmium semiconductor materials • TCO transparent conductive oxide layers • Front and back-contact layers Technology: Concentrator Photovoltaic (CPV) Thin Film (PVD) Materials • Solar technology based on concentrating solar rays into a semiconductor device via large lens • Anti-reflection coating materials • Precious metal contact materials Micro Electronic Packaging Products: • Bonding ribbon – Au & Ag • Lead-free solders • Metalized ceramic substrates Technology: Flexible Solar Cells / Building Integrated Photovoltaic Thin Film Services: • Solar cells built in flexible substrates to accommodate applications such as roofing tiles or defense Technology: Crystalline Silicon (Si) Interconnect Materials • Front and backplane systems for high efficiency designs Applications: Solar Energy A-25 Technology: Copper Indium Gallium Selenide (CIGS) Thin Film (PVD) Materials as well as Powders for Printing CIGS applications • Copper indium gallium selenide thin film and screen printing applications for flexible and rigid solar cells 25 Alloy Strip • Panel interconnects

Non-GAAP Value-added Operating Profit Margins A-26 Third Third $ Millions Quarter 2014 Quarter 2013 9/26/2014 9/27/2013 Gross Margin as a Percent of Value-added Sales Advanced Material Technologies 40% 37% 37% 34% Performance Alloys 27% 27% 28% 29% Beryllium and Composites 31% 5% 26% 19% Technical Materials 33% 38% 29% 36% Total 33% 30% 32% 31% Operating Profit as a Percent of Value-added Sales Advanced Material Technologies 11% 6% 13% 3% Performance Alloys 10% 8% 8% 11% Beryllium and Composites 6% (24%) 1% (9%) Technical Materials 15% 15% 9% 16% Total 11% 4% 9% 5% Value-added sales is a non-GAAP measure. See attached reconciliation. Nine Months Ended

Value-added Sales – Reconciliation of Non-GAAP Measure

(In thousands)	Third Quarter Ended		Nine Months Ended	
	9/26/2014	9/27/2013	9/26/2014	9/27/2013
Sales				
Advanced Material Technologies	$ 177,483	$ 176,294	$ 519,792	$ 566,158
Performance Alloys	80,863	69,578	224,289	218,435
Beryllium and Composites	17,946	13,685	50,042	42,194
Technical Materials	15,278	15,877	44,342	53,957
All Other				
Total	$ 291,570	$ 275,434	$ 838,465	$ 880,744
Less: Pass-through Metal Cost				
Advanced Material Technologies	$ 106,313	$ 108,554	$ 313,150	$ 364,485
Performance Alloys	14,151	12,211	39,463	43,113
Beryllium and Composites	-	-	-	(19)
Technical Materials	5,466	6,600	15,786	21,285
All Other	-	-	-	-
Total	$ 125,930	$ 127,365	$ 368,399	$ 428,864
Value-added Sales (non-GAAP)				
Advanced Material Technologies	$ 71,170	$ 67,740	$ 206,642	$ 201,595
Performance Alloys	66,712	57,367	184,826	175,424
Beryllium and Composites	17,946	13,685	50,042	42,194
Technical Materials	9,812	9,277	28,556	32,657
All Other	-	-	-	-
Total	$ 165,640	$ 148,069	$ 470,066	$ 451,870
Gross Margin				
Advanced Material Technologies	$ 28,201	$ 24,885	$ 77,218	$ 69,038
Performance Alloys	18,057	15,525	52,161	50,675
Beryllium and Composites	5,553	695	13,128	7,958
Technical Materials	3,277	3,538	8,405	11,752
All Other	(245)	(160)	(806)	- (609)
Total	$ 54,843	$ 44,483	$ 150,106	$ 138,814
Operating Profit				
Advanced Material Technologies	$ 7,691	$ 4,146	$ 26,790	$ 5,211
Performance Alloys	6,529	4,520	15,307	18,654
Beryllium and Composites	992	(3,306)	282	(3,780)
Technical Materials	1,445	1,421	2,586	5,246
All Other	764	(1,453)	(1,923)	- (3,920)
Total	$ 17,421	$ 5,328	$ 43,042	$ 21,411

The cost of gold, silver, platinum, palladium and copper is passed through to customers and therefore the trends and comparisons of sales are affected by movements in the market price of these metals. Internally, management reviews sales on a value-added basis. Value-added sales is a non-GAAP measure that deducts the value of the pass-through metals sold from sales. Value-added sales allows management to assess the impact of differences in sales between periods or segments and analyze the resulting margins and profitability without the distortion of the movements in pass-through metal prices. The dollar amount of gross margin and operating profit is not affected by the value-added sales calculation. The Company sells other metals and materials that are not considered direct pass throughs and their costs are not deducted from sales to calculate value-added sales.

The Company's pricing policy is to pass the cost of these metals on to customers in order to mitigate the impact of price volatility on the Company's results from operations. Value-added information is being presented since changes in metal prices may not directly impact profitability. It is the Company's intent to allow users of the financial statements to review sales with and without the impact of the pass-through metals.

MATERION

A-27

Reconciliation of Non-GAAP Measure - Profitability

(In thousands except per share amounts)	Third Quarter Ended Sept. 26, 2014	Third Quarter Ended Sept. 27, 2013	Second Quarter Ended June 27, 2014	Nine Months Ended Sept. 26, 2014
GAAP as Reported				
Sales	$ 291,570	$ 275,434	$ 287,965	$ 838,465
Gross margin	54,843	44,483	49,801	150,106
Operating profit	17,421	5,328	14,568	43,042
Net income	12,440	4,992	9,974	29,745
EPS - Diluted	$ 0.60	$ 0.24	$ 0.47	$ 1.42
Facility closure and reorganization costs (benefits)				
Cost of goods sold	$ -	$ -	$ 28	$ 224
Selling, general and administrative	345	-	-	804
Other-net	-	-	-	(2,627)
Recovery from insurance and other litigation, net of expenses				
Selling, general and administrative	959	-	2,899	3,858
Other-net	$ (4,000)	$ -	$ (6,750)	$ (10,750)
Total special items	$ (2,696)	$ -	$ (3,823)	$ (8,491)
Special items - net of tax	$ (1,752)	$ -	$ (2,485)	$ (5,578)
Non-GAAP Measures - Adjusted Profitability				
Value-added (VA) sales	$ 165,640	$ 148,069	$ 159,566	$ 470,066
Gross margin	54,843	44,483	49,829	150,330
Gross margin % of VA	33.1%	30.0%	31.2%	32.0%
Operating profit	14,725	5,328	10,745	34,551
Operating profit % of VA	8.9%	3.6%	6.7%	7.4%
Net income	10,688	4,992	7,489	24,167
EPS - Diluted	$ 0.51	$ 0.24	$ 0.36	$ 1.15

In addition to presenting financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP), this earnings release contains financial measures, including gross margin, operating profit, net income and earnings per share, on a non-GAAP basis. As detailed in the above reconciliation, we have adjusted out the cost (benefit) impact of the plant consolidation and product line reoganization efforts in and the net recovery from insurance and other litigation claims in our All Other segment from the applicable GAAP measure. Internally, management reviews the results of operations without the impact of these costs in order to assess the profitability from ongoing activities. We are providing this information because we believe it will assist investors in analyzing our financial results and, when viewed in conjunction with the GAAP results, provide a more comprehensive understanding of the factors and trends affecting our operations.

MATERION

A-28

Glossary of Terms 1. Debt-to-capitalization = debt/(net debt+shareholders’ equity) 2. EV/EBITDA = Enterprise Value/EBITDA=(Market Cap+Debt+Minority Interest+Preferred Shares-Cash & Equivalents)/EBITDA 3. Total Capitalization = Net debt+shareholders’ equity 4. Working Capital % of sales = (A/R+FIFO Inv-A/P)/Total Sales 5. ROIC = After-tax adjusted operating profit/average capitalization A-29